Securities Act File No. 33-847
                                                  Securities Act File No. 33-849
                                                Securities Act File No. 33-56881
                                                Securities Act File No. 33-67852

                                  PILGRIM FUNDS

                      Supplement dated September 1, 2000 to
                    the Class I Prospectus dated May 1, 2000

          (This Supplement supercedes the Supplement dated May 3, 2000)

1.   ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc. ("Pilgrim Investments"), Adviser to the Funds, and Pilgrim Securities, Inc. (Pilgrim Securities"), Distributor to the Funds. ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the acquisition. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Funds as a result of the acquisition.

Under the provisions of the advisory contracts between the Pilgrim Funds and Pilgrim Investments, those agreements might be deemed to terminate automatically at the time of the acquisition. As a result, the Board of Trustees and the shareholders of the Funds approved new advisory contracts between the Pilgrim Funds and Pilgrim Investments, which took effect immediately after the acquisition.

2. AMENDMENT TO ADVISORY AGREEMENT FOR PILGRIM GROWTH OPPORTUNITIES FUND AND PILGRIM SMALLCAP OPPORTUNITIES FUND

At meetings held on August 25, 2000 and August 29, 2000, respectively, shareholders of Pilgrim Growth Opportunities Fund ("Growth Opportunities Fund") and Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities Fund"),
approved an amendment to the Advisory Agreements of the Funds with Pilgrim Investments. The amendment has the effect of increasing the current management fee that each Fund pays of 0.75% per annum of each Fund's average daily net assets to 0.95% for Growth Opportunities Fund, and 1.00% for SmallCap Opportunities Fund.

The disclosure for Growth Opportunities Fund and SmallCap Opportunities Fund in the Prospectus section entitled "What You Pay to Invest" is revised to reflect the following:

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS (AS A % OF AVERAGE NET ASSETS)(1)

   Growth
Opportunities      Management                      Other        Operating
    Fund               Fee         12b-1 Fee      Expenses       Expenses
    ----               ---         ---------      --------       --------
   Class I            0.95%           N/A           0.25%          1.20%

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These expenses are based on each Fund's actual operating expenses for its most recent complete fiscal year, revised to reflect the new advisory fees of the Funds.

  SmallCap
Opportunities      Management                      Other        Operating
    Fund               Fee         12b-1 Fee      Expenses       Expenses
    ----               ---         ---------      --------       --------
   Class I            1.00%           N/A           0.38%          1.38%


EXAMPLES

The following examples are intended to help compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind this is only an estimate -- actual expenses and performance may vary.

                                          1 year    3 years   5 years   10 years
                                          ------    -------   -------   --------

Growth Opportunities Fund - Class I        $122       $381      $660     $1,455

SmallCap Opportunities Fund - Class I      $141       $437      $755     $1,657

                                      * * *

Please  be  advised  of  the  new  address  of  the  Pilgrim  Funds,   effective
immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE